UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/21/2016

Del Frisco's Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  001-35611

Delaware	20-8453116
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

920 S. Kimball Ave., Suite 100

Southlake, TX 76092

(Address of principal executive offices, including zip code)

(817) 601-3421

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 21, 2016, Del Frisco’s Restaurant Group, Inc. (the “Company”) issued a press release announcing the retirement of Mr. Mark Mednansky as the Company’s Chief Executive Officer.  In connection with his retirement, the Company’s Board of Directors approved the acceleration of Mr. Mednansky’s time-based restricted stock units granted under the Company’s 2012 Long-Term Incentive Plan (the “Plan”) that were scheduled to vest on April 1, 2017.  All of Mr. Mednansky’s other equity awards remain subject to their original terms and conditions set forth in the Plan and the applicable award agreements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Frisco's Restaurant Group, Inc.

Date: November 28, 2016	By:	/s/ Thomas J. Pennison, Jr.
Thomas J. Pennison, Jr.
Chief Financial Officer